SUMMARY PROSPECTUS
PRITX
March 1, 2015

T. Rowe Price International Stock Fund
A fund seeking long-term growth of capital through investments in common stocks of established non-U.S. companies and a growth approach to stock selection.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2015, and Statement of Additional Information, dated March 1, 2015.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.19%

Total annual fund operating expenses	0.83%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$85	$265	$460	$1,025

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39.1% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund may purchase the stocks of companies of any size, but its focus will typically be on large-sized companies and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund’s net assets (including any borrowings for investment purposes) will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of

Summary	3

rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risk The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets.

Investment style risk Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Market capitalization risk Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account. In some cases, the figure shown under “returns after taxes on distributions and sale of fund shares” may be higher than the figure shown under “returns before taxes” because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

Average Annual Total Returns
	Periods ended
	December 31, 2014
	1 Year	5 Years	10 Years
International Stock Fund
Returns before taxes	-0.82%	6.19%	5.33%
Returns after taxes on distributions	-1.73	5.89	4.74
Returns after taxes on distributions
and sale of fund shares	0.07	4.94	4.37
MSCI All Country World Index ex USA (reflects no deduction for fees, expenses, or taxes)	-3.44	4.89	5.59
Lipper International Multi-Cap Growth Funds Average	-4.95	5.55	4.47

Summary	5

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-adviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Robert W. Smith*	Chairman of Investment Advisory Committee	2007	1992

* Effective April 1, 2015, Richard N. Clattenburg will replace Robert W. Smith as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Clattenburg joined T. Rowe Price in 2005.

Purchase and Sale of Fund Shares

The fund requires a $1,000 minimum initial investment, and a $100 minimum subsequent investment, for individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts. For all other accounts, the fund generally requires a $2,500 minimum initial investment and a $100 minimum subsequent investment. The investment minimums may be modified for financial intermediaries that submit orders on behalf of their customers.

You may purchase, redeem, or exchange fund shares by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (although you may be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F37-045 3/1/15